UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2004

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-26820 (Commission File Number)	93-0962605 (I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(206) 701-2000
Registrant’s facsimile number, including area code:	(206) 701-2500

None
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

     On April 1, 2004, we completed our previously announced acquisition of OctigaBay Systems Corporation, a development-stage privately-held company located in Vancouver, British Columbia. OctigaBay is developing an innovative high performance computing system designed to make supercomputing performance accessible to the growing community of scientific and technical computing users.

     The acquisition was accomplished pursuant to the Arrangement Agreement, dated February 25, 2004, among Cray, 3084317 Nova Scotia Limited, a Nova Scotia company and wholly-owned subsidiary of Cray, and OctigaBay. Shareholders and optionholders of OctigaBay approved the transaction and the British Columbia Supreme Court approved the transaction on March 31, 2004.

     In the acquisition, we paid $14,925,000 in cash, issued 7,560,885 shares of our common stock to certain OctigaBay shareholders, and reserved an additional 4,840,421 shares of our common stock for issuance upon exchange of exchangeable securities issued to certain OctigaBay shareholders by our Nova Scotia subsidiary. We also assumed outstanding OctigaBay stock options exercisable for 740,722 shares of our common stock. The cash portion of the purchase consideration came from our cash on hand.

     Ten percent of the shares issued at closing and of the exchangeable shares will be held in escrow to secure OctigaBay’s indemnification obligations under the Arrangement Agreement.

     The issuance of the shares of our common stock to OctigaBay shareholders at the closing were exempt from registration pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended.

     We have agreed to file a registration statement under the Securities Act registering the resale of the 4,840,421 shares of our common stock reserved for issuance upon exchange of the exchangeable securities.

     Upon the closing, OctigaBay became a wholly-owned subsidiary of Cray. We intend to change OctigaBay’s name to Cray Canada Inc. and expect it to continue to be based in Vancouver, British Columbia.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

We will file the financial statements of the business acquired with the Securities and Exchange Commission within 60 days of the date of this report.

(b)	Pro Forma Financial Information

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We will file the pro forma financial information with the Securities and Exchange Commission within 60 days of the date of this report.

(c)	Exhibits

2.1	Arrangement Agreement, dated as of February 25, 2004, by and among Cray Inc., 3084317 Nova Scotia Limited and OctigaBay Systems Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRAY INC.
By:	/s/ Kenneth W. Johnson
Kenneth W. Johnson Vice President – Legal Affairs

April 2, 2004

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EXHIBIT INDEX

2.1	Arrangement Agreement, dated as of February 25, 2004, by and among Cray Inc., 3084317 Nova Scotia Limited and OctigaBay Systems Corporation.

The following exhibits to the Arrangement Agreement have been omitted and will be provided to the Commission upon request.

Exhibit A	Form of Affiliate’s Letter
Exhibit B	Appropriate Regulatory Approvals
Exhibit C	Arrangement Resolution
Exhibit D	Exchange Trust Agreement
Exhibit E	Plan of Arrangement under Section 192 of the Canada Business Corporations Act
Exhibit F	Principal Shareholder Voting Agreement
Exhibit G	Support Agreement
Exhibit H	Registration Rights Agreement
Exhibit I	Assumption Agreement
Exhibit J	Retention Agreements

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